Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

January 31, 2012

News Media & Financial Analyst Contact:
Alan J. Bedner, EVP
Chief Financial Officer
(908) 713-4308

Unity Bancorp Reports Fourth Quarter and Year End Earnings

    Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $203 thousand, or $0.03 per diluted share, for the quarter ended December 31, 2011, compared to a net loss attributable to common shareholders of $298 thousand, or $0.04 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.29% and 1.51%, respectively, compared to 0.04% and (2.31)% for the same period a year ago.

    For the year ended December 31, 2011, Unity reported net income available to common shareholders of $988 thousand, or $0.13 per diluted share, compared to net income available to common shareholders of $720 thousand, or $0.10 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the year were 0.31% and 1.90%, respectively, compared to 0.26% and 1.43% for the same period a year ago.

    James A. Hughes, President and CEO, stated, “I am encouraged that we have been able to report positive earnings. Our efforts to strengthen our mortgage and other business lines have been effective in a healthy repositioning of our balance sheet.  I am optimistic that as credit quality improves, as a result of an effective and prudent workout process, the impact of elevated loan losses resulting from our exited National SBA program will diminish.  We are excited about the opening of our fifteenth branch in Washington Township, New Jersey in the first quarter of 2012.  The organization has been strengthened from meeting the challenges of the past few years and we head into 2012, a more efficient and stronger company.”

Net Interest Income

    Our net interest income has been adversely impacted by the sustained low interest rate environment, which the Federal Reserve Board forecasts will continue into 2014.  This rate environment has resulted in our earning assets continuing to re-price at lower rates, as well as the reinvestment of cash flow in lower earning products. Partially offsetting these declines are lower funding costs, which are the benefit of this rate environment.

    Net interest income decreased $1.2 million to $6.7 million for the three months ended December 31, 2011. Factors affecting net interest income for the quarterly periods included:

•	The yield on earning assets fell 81 basis points to 4.64% for the quarter ended December 31, 2011 compared to the same period a year ago.

•	The cost of interest-bearing liabilities decreased 26 basis points to 1.49% for the quarter.

•	Average interest earning assets fell $6.5 million compared to the fourth quarter of 2010.

•	Net interest margin contracted 55 basis points to 3.39% for the quarter ended December 31, 2011.

    Net interest income decreased $1.0 million to $29.0 million for the year ended December 31, 2011.  Factors affecting net interest income in 2011 included:

•	For the twelve month period, the yield on earning assets fell 26 basis points to 5.12%.

•	The cost of interest-bearing liabilities decreased 35 basis points to 1.62%.

•	Average interest earning assets fell $44.0 million during the twelve month period.

•	Net interest margin expanded 9 basis points to 3.76% for the year ended December 31, 2011.

Noninterest Income

    Our noninterest income consists primarily of branch and loan fee income, gains on the sale of SBA and mortgage loans and BOLI income.  For the three months ended December 31, 2011, noninterest income amounted to $1.3 million, a decrease of $224 thousand from the prior year period.  Noninterest income was affected by the following factors:

•
Branch fee income, which consists of deposit service charges and overdraft fees, increased $17 thousand or 4.6 percent compared to the prior year’s quarter, as increased overdraft activity offset reduced deposit account service charges.

•	Service and loan fee income decreased $80 thousand compared to the prior year’s period due to lower servicing fee income, late charges and prepayment penalties.

•	Gains on sales of SBA loans amounted to $114 thousand on $2.2 million in sales, compared to $84 thousand on $952 thousand in sales in the prior year period.

•	Gains on sales of residential mortgage loans amounted to $445 thousand, compared to $548 thousand in the prior year period.

    For the year ended December 31, 2011, noninterest income amounted to $5.7 million, an increase of $592 thousand from the prior year.  Noninterest income was affected by the following factors:

•	Branch fee income remained flat at $1.4 million, as reduced deposit service charge levels were offset by increased overdraft and uncollected fees.

•	Service and loan fee income remained flat at $1.0 million with higher levels of payoff and other processing related fees, partially offset by lower servicing income.

•	Gains on sales of SBA loans amounted to $962 thousand on $13.3 million in sales, compared to $500 thousand on $4.8 million in sales in the prior year.

•	Gains on sales of residential mortgages were $951 thousand, a decrease of $101 thousand from the prior year.

•	Gains on the sales of investment securities amounted to $303 thousand, compared to $85 thousand in the prior year.

Noninterest Expense

    For the three months ended December 31, 2011, noninterest expenses were $6.0 million, a decrease of $593 thousand or 9.0% from the same period a year ago.  Factors which affected noninterest expense include:

•	Compensation and benefits expense decreased $194 thousand or 6.3%, due to lower payroll expenses and other compensation related costs.

•	Furniture and equipment expense decreased $95 thousand or 21.4%, due to reduced depreciation expenses as a result of lower capital expenditures, partially offset by losses on disposed equipment.

•	Professional services costs increased $137 thousand, due to increased loan review, accounting, tax, legal and audit costs, partially offset by decreased consultant expenses.

•	OREO expenses fell $354 thousand or 54.7%, due to lower property valuation adjustments and maintenance related expenses.

•
Deposit insurance expense decreased $204 thousand to $114 thousand for the quarter.  Effective April 1, 2011, the FDIC modified its assessment calculation method from a deposits-based method to an assets-based method.  This resulted in a significantly lower assessment for the Company.

    For the twelve months ended December 31, 2011, noninterest expenses were $24.5 million, a decrease of $472 thousand or 1.9% from the same period a year ago.   This included $215 thousand in residual lease obligations and fixed asset disposal expenses realized during the second quarter of 2011 from our decision to close two underperforming branches.  It also includes the impact of the FDIC assessment methodology change noted above.  Other factors that affected noninterest expense over the twelve month period include:

•
Compensation and benefits expense amounted to $11.8 million, a decrease of $94 thousand or 0.8%, due to lower payroll and other sales related commission expenses, partially offset by higher employee medical benefits costs and increased residential mortgage commissions.

•	Occupancy expense increased $259 thousand or 10.3%, due to branch closure related expenses.

•
Furniture and equipment expense decreased $228 thousand or 13.0%, due to reduced depreciation expenses as a result of lower capital expenditures and lower equipment lease expenses, partially offset by branch closure related expenses.

•	Professional services costs increased $80 thousand or 10.9%, due to higher accounting, tax and loan review costs, partially offset by decreased consultant and legal expenses.

•	OREO expense decreased $87 thousand, due to reduced valuation adjustments, partially offset by increased property tax expense.

•	Deposit insurance expense decreased $526 thousand due to the modified assessment calculation method discussed above.

•
Advertising expense increased $103 thousand over the prior year due to our increased web presence and search engine marketing, promotion of our mortgage division and expanded involvement within the community through small business events and sponsorships.

Financial Condition

    At December 31, 2011, total assets were $810.8 million, a 0.9% decrease from the prior year-end.

•	Total securities decreased $20.7 million since December 31, 2010, due to security sales and an increased level of prepayments.

•
Total loans decreased $23.3 million or 3.8%, from $615.9 million at December 31, 2010 to $592.6 million at December 31, 2011. Loan demand continues to be sluggish due to the weak economy.  The net decrease was the result of the following loan activity:

o	SBA 7(a) loans decreased $14.3 million or 16.6%,

o	SBA 504 loans decreased $9.2 million or 14.3%,

o	Commercial loans increased $1.9 million or 0.7%,

o	Residential mortgage loans increased $5.7 million or 4.4%, and

o	Consumer loans decreased $7.5 million or 13.4%.

•	Core deposits, which exclude time deposits, increased $10.3 million during the year to $484.5 million. The increase was primarily due to a:

o	$9.9 million or 10.9% increase in noninterest-bearing demand deposits, and a

o	$1.2 million increase in savings deposits, partially offset by a

o	$781 thousand decrease in interest-bearing demand deposits.

•	Time deposits decreased $21.2 million during the year due to planned run off of a maturing high rate promotion that was completed late in 2008 to bolster liquidity.

•	Shareholders’ equity was $73.6 million at December 31, 2011, an increase of $3.5 million from year-end 2010, primarily due to the increase in other comprehensive income and net income.

•	Book value per common share was $7.24 as of December 31, 2011.

•	At December 31, 2011 the leverage, Tier I and Total Risk Based Capital ratios were 10.44%, 14.33% and 15.60%, respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

    “Nonperforming assets were materially impacted in the fourth quarter of 2011 by the transfer of two large real estate secured relationships totaling $5.4 million into nonaccrual status”, said James A. Hughes.   “Although nonperforming assets are basically flat from a year ago, there has been a significant reduction in our problem accounts from the prior year, and I expect this trend to continue.   We are now well into the litigation process with our workout credits, and as a result, I expect that we will begin to see a predictable reduction in nonperforming assets in the future.”

•	Nonperforming assets totaled $25.8 million at December 31, 2011, or 4.33% of total loans and OREO, compared to $24.0 million or 3.88% of total loans and OREO a year ago.

•
At December 31, 2011, nonperforming loans totaled $22.8 million, an increase of $1.1 million over the prior year-end.  Nonperforming loans, the majority of which are secured by real estate, consisted of:

o	$5.9 million in SBA loans,

o	$2.1 million in SBA 504 loans,

o	$8.5 million in commercial loans,

o	$6.0 million in residential mortgage loans and

o	$268 thousand in consumer nonaccrual loans.

•	OREO assets totaled $3.0 million at December 31, 2011, an increase of $686 thousand, compared to $2.3 million a year ago.

•
The allowance for loan losses totaled $16.3 million at December 31, 2011, or 2.76% of total loans. The provision for loan losses for the quarter ended December 31, 2011 was $1.2 million compared to $2.8 million for the prior year’s quarter.  The provision for loan losses for the year ended December 31, 2011 was $6.8 million compared to $7.3 million for the prior year.

•
Net charge-offs were $1.2 million for the three months ended December 31, 2011, compared to $2.5 million for the same period a year ago.  Net charge-offs were $4.8 million for the year ended December 31, 2011, compared to $6.7 million for the same period a year ago.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $811 million in assets and $644 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 14 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com, or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
December 31, 2011

				December 31, 2011 vs.
				September 30, 2011	December 31, 2010
Amounts in thousands, except percentages and per share amounts	December 31, 2011	September 30, 2011	December 31, 2010%		%

BALANCE SHEET DATA:
Total assets	$810,846	$820,652	$818,410	-1.2%	-0.9%
Total deposits	643,971	654,171	654,788	-1.6%	-1.7%
Total loans	592,592	603,633	615,936	-1.8%	-3.8%
Total securities	107,536	100,752	128,242	6.7%	-16.1%
Total shareholders' equity	73,558	73,136	70,085	0.6%	5.0%
Allowance for loan losses	(16,348)	(16,447)	(14,364)	-0.6%	13.8%

FINANCIAL DATA - QUARTER TO DATE:
Income before provision (benefit) for income taxes	$816	$1,506	$35	-45.8%	2231.4%
Provision (benefit) for income taxes	220	420	(50)	-47.6%	540.0%
Net income	596	1,086	85	-45.1%	601.2%
Preferred stock dividends & discount accretion	393	386	383	1.8%	2.6%
Income available (loss attributable) to common shareholders	$203	$700	$(298)	-71.0%	168.1%

Net income (loss) per common share - Basic (1)	$0.03	$0.09	$(0.04)	-66.7%	175.0%
Net income (loss) per common share - Diluted (1)	$0.03	$0.09	$(0.04)	-66.7%	175.0%

Return on average assets	0.29%	0.54%	0.04%	-46.3%	625.0%
Return (loss) on average equity (2)	1.51%	5.27%	-2.31%	-71.3%	165.4%
Efficiency ratio	74.90%	69.80%	70.66%	7.3%	6.0%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$3,315		$2,829	-	17.2%
Provision for income taxes	769		589	-	30.6%
Net income	2,546		2,240	-	13.7%
Preferred stock dividends & discount accretion	1,558		1,520	-	2.5%
Income available to common shareholders	$988		$720	-	37.2%

Net income per common share - Basic (1)	$0.13		$0.10	-	34.5%
Net income per common share - Diluted (1)	$0.13		$0.10	-	32.3%

Return on average assets	0.31%		0.26%	-	19.2%
Return on average equity (2)	1.90%		1.43%	-	32.9%
Efficiency ratio	71.42%		71.43%	-	0.0%

SHARE INFORMATION:
Market price per share	6.40	6.65	6.05	-3.8%	5.8%
Dividends paid	-	-	-	0.0%	0.0%
Book value per common share	7.24	7.25	7.08	-0.1%	2.3%
Average diluted shares outstanding (QTD)	7,782	7,781	7,209	0.0%	7.9%

CAPITAL RATIOS:
Total equity to total assets	9.07%	8.91%	8.56%	1.8%	5.9%
Leverage ratio	10.44%	10.69%	9.97%	-2.4%	4.8%
Tier 1 risk-based capital ratio	14.33%	13.88%	13.04%	3.3%	9.9%
Total risk-based capital ratio	15.60%	15.14%	14.30%	3.0%	9.1%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$25,801	$24,153	$24,008	6.8%	7.5%
QTD net chargeoffs (annualized) to QTD average loans	0.83%	0.63%	1.62%	31.7%	-48.8%
Allowance for loan losses to total loans	2.76%	2.72%	2.33%	1.5%	18.5%
Nonperforming assets to total loans and OREO	4.33%	3.98%	3.88%	8.8%	11.6%
Nonperforming assets to total assets	3.18%	2.94%	2.93%	8.2%	8.5%

(1) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2011

				December 31, 2011 vs.
				September 30, 2011	December 31, 2010
Amounts in thousands, except percentages	December 31, 2011	September 30, 2011	December 31, 2010%		%

ASSETS
Cash and due from banks	$17,688	$15,965	$17,637	10.8%	0.3%
Federal funds sold and interest-bearing deposits	64,886	74,125	26,289	-12.5%	146.8%
Cash and cash equivalents	82,574	90,090	43,926	-8.3%	88.0%

Securities available for sale	88,765	88,083	107,131	0.8%	-17.1%
Securities held to maturity	18,771	12,669	21,111	48.2%	-11.1%
Total securities	107,536	100,752	128,242	6.7%	-16.1%

SBA loans held for sale	7,668	9,284	10,397	-17.4%	-26.2%
SBA loans held to maturity	64,175	66,363	75,741	-3.3%	-15.3%
SBA 504 loans	55,108	55,520	64,276	-0.7%	-14.3%
Commercial loans	283,104	284,046	281,205	-0.3%	0.7%
Residential mortgage loans	134,090	136,942	128,400	-2.1%	4.4%
Consumer loans	48,447	51,478	55,917	-5.9%	-13.4%
Total loans	592,592	603,633	615,936	-1.8%	-3.8%
Allowance for loan losses	(16,348)	(16,447)	(14,364)	-0.6%	13.8%
Net loans	576,244	587,186	601,572	-1.9%	-4.2%

Premises and equipment, net	11,350	10,648	10,967	6.6%	3.5%
Bank owned life insurance (BOLI)	9,107	9,033	8,812	0.8%	3.3%
Deferred tax assets	6,878	6,889	7,550	-0.2%	-8.9%
Federal Home Loan Bank stock	4,088	4,088	4,206	0.0%	-2.8%
Accrued interest receivable	3,703	3,519	3,791	5.2%	-2.3%
Other real estate owned (OREO)	3,032	3,555	2,346	-14.7%	29.2%
Prepaid FDIC insurance	2,545	2,653	3,266	-4.1%	-22.1%
Goodwill and other intangibles	1,530	1,533	1,544	-0.2%	-0.9%
Other assets	2,259	706	2,188	220.0%	3.2%

Total assets	$810,846	$820,652	$818,410	-1.2%	-0.9%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing demand deposits	$101,193	$93,706	$91,272	8.0%	10.9%
Interest-bearing demand deposits	104,749	100,807	105,530	3.9%	-0.7%
Savings deposits	278,603	296,571	277,394	-6.1%	0.4%
Time deposits, under $100,000	102,809	105,840	119,478	-2.9%	-14.0%
Time deposits, $100,000 and over	56,617	57,247	61,114	-1.1%	-7.4%
Total deposits	643,971	654,171	654,788	-1.6%	-1.7%

Borrowed funds	75,000	75,000	75,000	0.0%	0.0%
Subordinated debentures	15,465	15,465	15,465	0.0%	0.0%
Accrued interest payable	523	533	556	-1.9%	-5.9%
Accrued expenses and other liabilities	2,329	2,347	2,516	-0.8%	-7.4%
Total liabilities	737,288	747,516	748,325	-1.4%	-1.5%

Cumulative perpetual preferred stock	19,545	19,409	19,019	0.7%	2.8%
Common stock	53,746	53,663	55,884	0.2%	-3.8%
Accumulated deficit	(854)	(1,056)	(772)	19.1%	-10.6%
Treasury stock, at cost	-	-	(4,169)	0.0%	100.0%
Accumulated other comprehensive income	1,121	1,120	123	0.1%	811.4%
Total shareholders' equity	73,558	73,136	70,085	0.6%	5.0%

Total liabilities and shareholders' equity	$810,846	$820,652	$818,410	-1.2%	-0.9%

Issued common shares	7,459	7,413	7,636
Outstanding common shares	7,459	7,413	7,211
Treasury shares	-	-	425

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
December 31, 2011

				December 31, 2011 vs.
	For the Three Months Ended			September 30, 2011		December 31, 2010
Amounts in thousands, except percentages and per share amounts	December 31, 2011	September 30, 2011	December 31, 2010	$	%	$	%

INTEREST INCOME
Federal funds sold and interest-bearing deposits	$35	$6	$11	$29	483.3%	$24	218.2%
Federal Home Loan Bank stock	36	46	87	(10)	-21.7%	(51)	-58.6%

Securities available for sale	645	804	882	(159)	-19.8%	(237)	-26.9%
Securities held to maturity	163	157	259	6	3.8%	(96)	-37.1%
Total securities	808	961	1,141	(153)	-15.9%	(333)	-29.2%

SBA loans	995	1,243	1,287	(248)	-20.0%	(292)	-22.7%
SBA 504 loans	855	838	1,035	17	2.0%	(180)	-17.4%
Commercial loans	4,188	4,417	4,584	(229)	-5.2%	(396)	-8.6%
Residential mortgage loans	1,605	1,825	1,955	(220)	-12.1%	(350)	-17.9%
Consumer loans	611	616	752	(5)	-0.8%	(141)	-18.8%
Total loans	8,254	8,939	9,613	(685)	-7.7%	(1,359)	-14.1%
Total interest income	9,133	9,952	10,852	(819)	-8.2%	(1,719)	-15.8%

INTEREST EXPENSE
Interest-bearing demand deposits	152	137	144	15	10.9%	8	5.6%
Savings deposits	501	536	561	(35)	-6.5%	(60)	-10.7%
Time deposits	946	979	1,222	(33)	-3.4%	(276)	-22.6%
Borrowed funds and subordinated debentures	861	947	1,064	(86)	-9.1%	(203)	-19.1%
Total interest expense	2,460	2,599	2,991	(139)	-5.3%	(531)	-17.8%

Net interest income	6,673	7,353	7,861	(680)	-9.2%	(1,188)	-15.1%
Provision for loan losses	1,150	1,400	2,750	(250)	-17.9%	(1,600)	-58.2%
Net interest income after provision for loan losses	5,523	5,953	5,111	(430)	-7.2%	412	8.1%

NONINTEREST INCOME
Branch fee income	390	374	373	16	4.3%	17	4.6%
Service and loan fee income	194	213	274	(19)	-8.9%	(80)	-29.2%
Gain on sale of SBA loans held for sale, net	114	338	84	(224)	-66.3%	30	35.7%
Gain on sale of mortgage loans	445	250	548	195	78.0%	(103)	-18.8%
Bank owned life insurance (BOLI)	74	74	80	-	0.0%	(6)	-7.5%
Net security gains (losses)	(49)	266	43	(315)	-118.4%	(92)	-214.0%
Other income	137	139	127	(2)	-1.4%	10	7.9%
Total noninterest income	1,305	1,654	1,529	(349)	-21.1%	(224)	-14.7%

NONINTEREST EXPENSE
Compensation and benefits	2,900	2,944	3,094	(44)	-1.5%	(194)	-6.3%
Occupancy	619	615	612	4	0.7%	7	1.1%
Processing and communications	511	549	530	(38)	-6.9%	(19)	-3.6%
Furniture and equipment	349	384	444	(35)	-9.1%	(95)	-21.4%
Professional services	217	206	80	11	5.3%	137	171.3%
Loan collection costs	319	235	266	84	35.7%	53	19.9%
OREO expense	293	491	647	(198)	-40.3%	(354)	-54.7%
Deposit insurance	114	60	318	54	90.0%	(204)	-64.2%
Advertising	217	187	146	30	16.0%	71	48.6%
Other expenses	473	430	468	43	10.0%	5	1.1%
Total noninterest expense	6,012	6,101	6,605	(89)	-1.5%	(593)	-9.0%

Income before provision (benefit) for income taxes	816	1,506	35	(690)	-45.8%	781	2231.4%
Provision (benefit) for income taxes	220	420	(50)	(200)	-47.6%	270	540.0%
Net income	596	1,086	85	(490)	-45.1%	511	601.2%
Preferred stock dividends & discount accretion	393	386	383	7	1.8%	10	2.6%
Income available (loss attributable) to common shareholders	$203	$700	$(298)	$(497)	-71.0%	$501	168.1%

Effective tax rate	27.0%	27.9%	-142.9%

Net income (loss) per common share - Basic (1)	$0.03	$0.09	$(0.04)
Net income (loss) per common share - Diluted (1)	$0.03	$0.09	$(0.04)

Weighted average common shares outstanding - Basic	7,427	7,413	7,209
Weighted average common shares outstanding - Diluted	7,782	7,781	7,209

(1) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
December 31, 2011

	Current YTD	Prior YTD	Current YTD VS. Prior YTD
Amounts in thousands, except percentages and per share amounts	December 31, 2011	December 31, 2010	$	%

INTEREST INCOME
Federal funds sold and interest-bearing deposits	$61	$87	$(26)	-29.9%
Federal Home Loan Bank stock	183	235	(52)	-22.1%

Securities available for sale	3,204	4,287	(1,083)	-25.3%
Securities held to maturity	787	1,117	(330)	-29.5%
Total securities	3,991	5,404	(1,413)	-26.1%

SBA loans	4,665	5,264	(599)	-11.4%
SBA 504 loans	3,482	4,305	(823)	-19.1%
Commercial loans	17,492	18,130	(638)	-3.5%
Residential mortgage loans	7,107	7,684	(577)	-7.5%
Consumer loans	2,542	2,926	(384)	-13.1%
Total loans	35,288	38,309	(3,021)	-7.9%
Total interest income	39,523	44,035	(4,512)	-10.2%

INTEREST EXPENSE
Interest-bearing demand deposits	571	737	(166)	-22.5%
Savings deposits	2,202	2,829	(627)	-22.2%
Time deposits	4,067	6,173	(2,106)	-34.1%
Borrowed funds and subordinated debentures	3,711	4,296	(585)	-13.6%
Total interest expense	10,551	14,035	(3,484)	-24.8%

Net interest income	28,972	30,000	(1,028)	-3.4%
Provision for loan losses	6,800	7,250	(450)	-6.2%
Net interest income after provision for loan losses	22,172	22,750	(578)	-2.5%

NONINTEREST INCOME
Branch fee income	1,445	1,424	21	1.5%
Service and loan fee income	1,034	979	55	5.6%
Gain on sale of SBA loans held for sale, net	962	500	462	92.4%
Gain on sale of mortgage loans	951	1,052	(101)	-9.6%
Bank owned life insurance (BOLI)	295	310	(15)	-4.8%
Net security gains	303	85	218	256.5%
Other income	671	719	(48)	-6.7%
Total noninterest income	5,661	5,069	592	11.7%

NONINTEREST EXPENSE
Compensation and benefits	11,781	11,875	(94)	-0.8%
Occupancy	2,781	2,522	259	10.3%
Processing and communications	2,104	2,139	(35)	-1.6%
Furniture and equipment	1,527	1,755	(228)	-13.0%
Professional services	817	737	80	10.9%
Loan collection costs	979	964	15	1.6%
OREO expense	1,229	1,316	(87)	-6.6%
Deposit insurance	775	1,301	(526)	-40.4%
Advertising	727	624	103	16.5%
Other expenses	1,798	1,757	41	2.3%
Total noninterest expense	24,518	24,990	(472)	-1.9%

Income before provision for income taxes	3,315	2,829	486	17.2%
Provision for income taxes	769	589	180	30.6%
Net income	2,546	2,240	306	13.7%
Preferred stock dividends & discount accretion	1,558	1,520	38	2.5%
Income available to common shareholders	$988	$720	$268	37.2%

Effective tax rate	23.2%	20.8%

Net income per common share - Basic (1)	$0.13	$0.10
Net income per common share - Diluted (1)	$0.13	$0.10

Weighted average common shares outstanding - Basic	7,333	7,173
Weighted average common shares outstanding - Diluted	7,735	7,447

(1) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
December 31, 2011

	For the Three Months Ended
	December 31, 2011			September 30, 2011
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$86,323	$35	0.16%	$41,735	$6	0.06%
Federal Home Loan Bank stock	4,088	36	3.49%	4,088	46	4.46%

Securities available for sale	87,096	700	3.21%	93,603	852	3.64%
Securities held to maturity	13,747	168	4.89%	13,043	162	4.97%
Total securities (A)	100,843	868	3.44%	106,646	1,014	3.80%

SBA loans	74,523	995	5.34%	82,764	1,243	6.01%
SBA 504 loans	55,326	855	6.13%	55,814	838	5.96%
Commercial loans	282,963	4,188	5.87%	286,634	4,417	6.11%
Residential mortgage loans	135,186	1,605	4.75%	135,519	1,825	5.39%
Consumer loans	49,386	611	4.91%	50,838	616	4.81%
Total loans (B)	597,384	8,254	5.50%	611,569	8,939	5.82%

Total interest-earning assets	$788,638	$9,193	4.64%	$764,038	$10,005	5.21%

Noninterest-earning assets:
Cash and due from banks	15,000			15,453
Allowance for loan losses	(16,851)			(16,812)
Other assets	40,686			41,739
Total noninterest-earning assets	38,835			40,380

Total assets	$827,473			$804,418

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$107,662	$152	0.56%	$98,942	$137	0.55%
Savings deposits	292,976	501	0.68%	281,591	536	0.76%
Time deposits	160,784	946	2.33%	163,676	979	2.37%
Total interest-bearing deposits	561,422	1,599	1.13%	544,209	1,652	1.20%
Borrowed funds and subordinated debentures	90,465	861	3.72%	90,465	947	4.10%

Total interest-bearing liabilities	$651,887	$2,460	1.49%	$634,674	$2,599	1.62%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	99,672			94,811
Other liabilities	3,228			2,922
Total noninterest-bearing liabilities	102,900			97,733

Total shareholders' equity	72,686			72,011

Total liabilities and shareholders' equity	$827,473			$804,418

Net interest spread		$6,733	3.15%		$7,406	3.59%
Tax-equivalent basis adjustment		(60)			(53)
Net interest income		$6,673			$7,353
Net interest margin			3.39%			3.85%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
December 31, 2011

	For the Three Months Ended
	December 31, 2011			December 31, 2010
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$86,323	$35	0.16%	$36,274	$11	0.12%
Federal Home Loan Bank stock	4,088	36	3.49%	4,597	87	7.51%

Securities available for sale	87,096	700	3.21%	108,718	907	3.34%
Securities held to maturity	13,747	168	4.89%	21,292	264	4.96%
Total securities (A)	100,843	868	3.44%	130,010	1,171	3.60%

SBA loans	74,523	995	5.34%	90,426	1,287	5.69%
SBA 504 loans	55,326	855	6.13%	64,874	1,035	6.33%
Commercial loans	282,963	4,188	5.87%	282,184	4,584	6.44%
Residential mortgage loans	135,186	1,605	4.75%	129,696	1,955	6.03%
Consumer loans	49,386	611	4.91%	57,029	752	5.23%
Total loans (B)	597,384	8,254	5.50%	624,209	9,613	6.13%

Total interest-earning assets	$788,638	$9,193	4.64%	$795,090	$10,882	5.45%

Noninterest-earning assets:
Cash and due from banks	15,000			18,339
Allowance for loan losses	(16,851)			(14,681)
Other assets	40,686			42,696
Total noninterest-earning assets	38,835			46,354

Total assets	$827,473			$841,444

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$107,662	$152	0.56%	$104,900	$144	0.54%
Savings deposits	292,976	501	0.68%	284,853	561	0.78%
Time deposits	160,784	946	2.33%	183,997	1,222	2.63%
Total interest-bearing deposits	561,422	1,599	1.13%	573,750	1,927	1.33%
Borrowed funds and subordinated debentures	90,465	861	3.72%	100,080	1,064	4.16%

Total interest-bearing liabilities	$651,887	$2,460	1.49%	$673,830	$2,991	1.75%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	99,672			93,049
Other liabilities	3,228			4,196
Total noninterest-bearing liabilities	102,900			97,245

Total shareholders' equity	72,686			70,369

Total liabilities and shareholders' equity	$827,473			$841,444

Net interest spread		$6,733	3.15%		$7,891	3.70%
Tax-equivalent basis adjustment		(60)			(30)
Net interest income		$6,673			$7,861
Net interest margin			3.39%			3.94%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
December 31, 2011

	For the Twelve Months Ended
	December 31, 2011			December 31, 2010
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$50,574	$61	0.12%	$35,349	$87	0.25%
Federal Home Loan Bank stock	4,120	183	4.44%	4,646	235	5.06%

Securities available for sale	97,310	3,403	3.50%	118,984	4,353	3.66%
Securities held to maturity	15,265	806	5.28%	23,496	1,149	4.89%
Total securities (A)	112,575	4,209	3.74%	142,480	5,502	3.86%

SBA loans	82,177	4,665	5.68%	95,353	5,264	5.52%
SBA 504 loans	58,010	3,482	6.00%	66,767	4,305	6.45%
Commercial loans	284,183	17,492	6.16%	285,771	18,130	6.34%
Residential mortgage loans	133,477	7,107	5.32%	132,414	7,684	5.80%
Consumer loans	51,830	2,542	4.90%	58,200	2,926	5.03%
Total loans (B)	609,677	35,288	5.79%	638,505	38,309	6.00%

Total interest-earning assets	$776,946	$39,741	5.12%	$820,980	$44,133	5.38%

Noninterest-earning assets:
Cash and due from banks	16,105			20,672
Allowance for loan losses	(16,198)			(14,667)
Other assets	40,528			41,817
Total noninterest-earning assets	40,435			47,822

Total assets	$817,381			$868,802

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$103,574	$571	0.55%	$100,729	$737	0.73%
Savings deposits	287,769	2,202	0.77%	289,156	2,829	0.98%
Time deposits	166,836	4,067	2.44%	216,488	6,173	2.85%
Total interest-bearing deposits	558,179	6,840	1.23%	606,373	9,739	1.61%
Borrowed funds and subordinated debentures	90,465	3,711	4.05%	101,449	4,296	4.18%

Total interest-bearing liabilities	$648,644	$10,551	1.62%	$707,822	$14,035	1.97%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	93,875			87,684
Other liabilities	3,607			4,174
Total noninterest-bearing liabilities	97,482			91,858

Total shareholders' equity	71,255			69,122

Total liabilities and shareholders' equity	$817,381			$868,802

Net interest spread		$29,190	3.50%		$30,098	3.41%
Tax-equivalent basis adjustment		(218)			(98)
Net interest income		$28,972			$30,000
Net interest margin			3.76%			3.67%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
December 31, 2011

Amounts in thousands, except percentages	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$16,447	$16,018	$15,275	$14,364	$14,163
Provision for loan losses charged to expense	1,150	1,400	1,750	2,500	2,750
	17,597	17,418	17,025	16,864	16,913
Less: Chargeoffs
SBA loans	735	310	592	711	445
SBA 504 loans	200	325	125	300	798
Commercial loans	290	450	521	548	1,115
Residential mortgage loans	73	-	-	142	190
Consumer loans	46	-	131	-	234
Total chargeoffs	1,344	1,085	1,369	1,701	2,782
Add: Recoveries
SBA loans	26	111	71	8	128
SBA 504 loans	-	-	77	-	-
Commercial loans	15	3	214	98	105
Residential mortgage loans	50	-	-	4	-
Consumer loans	4	-	-	2	-
Total recoveries	95	114	362	112	233
Net chargeoffs	1,249	971	1,007	1,589	2,549
Balance, end of period	$16,348	$16,447	$16,018	$15,275	$14,364

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$22,769	$20,598	$25,099	$23,923	$21,662
Other real estate owned (OREO)	3,032	3,555	2,722	2,602	2,346
Nonperforming assets	25,801	24,153	27,821	26,525	24,008
Less: Amount guaranteed by Small Business Administration	939	1,339	2,857	3,355	2,706
Net nonperforming assets	$24,862	$22,814	$24,964	$23,170	$21,302

Loans 90 days past due & still accruing	$2,411	$2,191	$2,858	$4,248	$374

(1) Nonperforming Troubled Debt Restructurings (TDRs) included above	$3,645	$3,817	$3,065	$2,917	$-

Allowance for loan losses to:
Total loans at quarter end	2.76%	2.72%	2.60%	2.49%	2.33%
Nonperforming loans (1)	71.80%	79.85%	63.82%	63.85%	66.31%
Nonperforming assets	63.36%	68.10%	57.58%	57.59%	59.83%
Net nonperforming assets	65.75%	72.09%	64.16%	65.93%	67.43%

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	3.77%	0.95%	2.44%	3.32%	1.39%
SBA 504 loans	1.43%	2.31%	0.33%	1.96%	4.88%
Commercial loans	0.39%	0.62%	0.43%	0.65%	1.42%
Residential mortgage loans	0.07%	0.00%	0.00%	0.43%	0.58%
Consumer loans	0.34%	0.00%	1.00%	-0.01%	1.63%
Total loans	0.83%	0.63%	0.66%	1.05%	1.62%

Nonperforming loans to total loans inclusive of TDRs	3.84%	3.41%	4.08%	3.89%	3.52%
Nonperforming loans to total loans exclusive of TDRs	3.23%	2.78%	3.58%	3.42%	3.52%
Nonperforming assets to total loans and OREO	4.33%	3.98%	4.50%	4.30%	3.88%
Nonperforming assets to total assets	3.18%	2.94%	3.45%	3.23%	2.93%

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
December 31, 2011

Amounts in thousands, except percentages and per share amounts	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

SUMMARY OF INCOME:
Total interest income	$9,133	$9,952	$10,196	$10,242	$10,852
Total interest expense	2,460	2,599	2,725	2,767	2,991
Net interest income	6,673	7,353	7,471	7,475	7,861
Provision for loan losses	1,150	1,400	1,750	2,500	2,750
Net interest income after provision for loan losses	5,523	5,953	5,721	4,975	5,111
Total noninterest income	1,305	1,654	1,447	1,255	1,529
Total noninterest expense	6,012	6,101	6,247	6,158	6,605
Income before provision (benefit) for income taxes	816	1,506	921	72	35
Provision (benefit) for income taxes	220	420	277	(148)	(50)
Net income	596	1,086	644	220	85
Preferred stock dividends & discount accretion	393	386	395	384	383
Income available (loss attributable) to common shareholders	$203	$700	$249	$(164)	$(298)

Net income (loss) per common share - Basic (1)	$0.03	$0.09	$0.03	$(0.02)	$(0.04)
Net income (loss) per common share - Diluted (1)	$0.03	$0.09	$0.03	$(0.02)	$(0.04)

COMMON SHARE DATA:
Market price per share	$6.40	$6.65	$6.79	$6.95	$6.05
Dividends paid	$-	$-	$-	$-	$-
Book value per common share	$7.24	$7.25	$7.14	$7.09	$7.08
QTD weighted average shares - basic	7,427	7,413	7,271	7,219	7,209
QTD weighted average shares - diluted	7,782	7,781	7,710	7,219	7,209
Outstanding common shares	7,459	7,413	7,412	7,222	7,211

OPERATING RATIOS (Annualized):
Return on average assets	0.29%	0.54%	0.32%	0.11%	0.04%
Return (loss) on average equity (2)	1.51%	5.27%	1.95%	-1.31%	-2.31%
Efficiency ratio	74.90%	69.80%	69.74%	71.56%	70.66%

BALANCE SHEET DATA:
Total assets	$810,846	$820,652	$806,163	$820,833	$818,410
Total deposits	643,971	654,171	641,167	656,776	654,788
Total loans	592,592	603,633	615,105	614,522	615,936
Total securities	107,536	100,752	115,188	120,815	128,242
Total shareholders' equity	73,558	73,136	72,207	70,381	70,085
Allowance for loan losses	(16,348)	(16,447)	(16,018)	(15,275)	(14,364)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.64%	5.21%	5.28%	5.34%	5.45%
Interest-bearing liabilities	1.49%	1.62%	1.67%	1.70%	1.75%
Net interest spread	3.15%	3.59%	3.61%	3.64%	3.70%
Net interest margin	3.39%	3.85%	3.88%	3.92%	3.94%

CREDIT QUALITY:
Nonperforming assets	$25,801	$24,153	$27,821	$26,525	$24,008
QTD net chargeoffs (annualized) to QTD average loans	0.83%	0.63%	0.66%	1.05%	1.62%
Allowance for loan losses to total loans	2.76%	2.72%	2.60%	2.49%	2.33%
Nonperforming assets to total loans and OREO	4.33%	3.98%	4.50%	4.30%	3.88%
Nonperforming assets to total assets	3.18%	2.94%	3.45%	3.23%	2.93%

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.07%	8.91%	8.96%	8.57%	8.56%
Leverage ratio	10.44%	10.69%	10.40%	10.15%	9.97%
Tier 1 risk-based capital ratio	14.33%	13.88%	13.41%	13.04%	13.04%
Total risk-based capital ratio	15.60%	15.14%	14.67%	14.30%	14.30%
Number of banking offices	14	14	16	16	16
Number of ATMs	15	15	17	18	18
Number of employees	171	168	169	170	172

(1) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).